UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 8, 2014

PSYCHEMEDICS CORPORATION

(Exact Name of Registrant As Specified In Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13738	58-1701987
(Commission File Number)	(I.R.S. Employer Identification No.)

125 Nagog Park, Acton, Massachusetts	01720
(Address of Principal Executive Offices)	(Zip Code)

(978) 206-8220

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the 2014 Annual Meeting, the following items were voted on by stockholders:

a.	Messrs. Raymond C Kubacki, Harry Connick, Walter S. Tomenson, Jr. and Fred J. Weinert were each elected by the stockholders to a term to expire in 2015.

Nominees	For	Withheld	Broker Non-Votes
Raymond C. Kubacki	3,337,474	9,270	1,609,773
Harry Connick	3,327,228	19,516	1,609,773
Walter S. Tomenson, Jr.	3,332,358	14,386	1,609,773
Fred J. Weinert	3,330,116	16,628	1,609,773

b.	The stockholders approved, on an advisory (non-binding) basis, the compensation paid to the Corporation’s named executive officers disclosed in the Proxy Statement, including the compensation tables and related disclosure.

For	Against	Abstain	Broker Non-Votes
3,250,876	64,737	31,130	1,609,773

c.	Management’s proposal to ratify the appointment of BDO USA, LLP as Psychemedics’ independent registered public accounting firm for 2014 was approved.

For	Against	Abstain
4,936,092	13,412	7,013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2014	PSYCHEMEDICS CORPORATION

	By:	/s/ Neil L. Lerner
Neil L. Lerner, Vice President - Finance